Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events

On September 15, 2017, and as amended on October 17, 2017, the Company executed an equipment financing commitment with a third-party lender for total proceeds to the Company of $150,848, which was funded by the lender on November 2, 2017 (see Note 7).

18. Subsequent Events

Subsequent to December 31, 2016, the Company received approximately $5.3 million of cash proceeds upon the exercise of 4,780,850 common stock warrants with an exercise price of $1.10 per share issued in connection with the Company’s public offering in October 2016.

On February 1, 2017, the Company received notice from its subtenant terminating the sublease effective March 31, 2017.